SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: October 10, 1997


                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


              33-88098                                   04-2354838
     (Commission File Number)          (I.R.S. Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                             Dallas, Texas  75201
                                (214) 761-2300
              (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)

Item 5:  Other Events

            The Monthly Servicer's Certificate for the Monthly Period ended September 30, 1997 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by The Neiman Marcus Group Credit Card Master Trust, was distributed October 10, 1997.

            The above described Monthly Servicer's Certificate is filed as
Exhibit 99 to this Report.



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:      October 10, 1997

                                    NEIMAN MARCUS FUNDING CORPORATION


                                    By:      /s/ Paul F. Gibbons
                                    Name:    Paul F. Gibbons
                                    Title:   Vice President and Treasurer






























                                 EXHIBIT INDEX

      EXHIBIT                                               SEQUENTIALLY
      NUMBER                         DESCRIPTION            NUMBERED PAGE


      99                            Monthly Servicer's            4
                                    Certificate for the
                                    Monthly Period ended
                                    September 30, 1997